Exhibit 99.1







Contact:          John B. Williamson, III
                  Chairman, President and CEO
Telephone:        (540) 777-3810

FOR IMMEDIATE RELEASE

                               RGC RESOURCES, INC.
                         FIRST QUARTER FINANCIAL RESULTS

ROANOKE, Va. (January 31, 2007)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $1,685,515 or $0.78 per average diluted shares outstanding for the quarter ended December 31, 2006. This compares to quarterly earnings for the same quarter last year of $1,452,182 or $0.69 per diluted share. John Williamson, Chairman, President and CEO, attributed the increase in earnings for the quarter to the impact of lower natural gas costs reducing bad debt expense accruals and improved natural gas margins.
         Diluted earnings per share for the twelve months ending December 31, 2006 were $1.67 on continuing operations and $1.75 for total operations compared to $1.45 on continuing operations and $1.59 on total operations for the twelve months ended December 31, 2005. Earnings on continuing operations for the twelve months ended December 31, 2006 were positively impacted by improved margins compared to the prior period.
         RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures of Virginia, Inc.
         From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.
         Summary financial statements for the first quarter and twelve months are as follows:


                      RGC Resources, Inc. and Subsidiaries
       Condensed Consolidated Statements of Earnings and Comprehensive Income
                                   (Unaudited)
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

                                                       Three Months Ended                Twelve Months Ended
                                                          December 31,                       December 31,
                                                     2006              2005              2006            2005
                                                 -------------------------------    ------------------------------

Revenues                                        $   29,993,044   $    43,919,357   $    93,871,437  $  114,798,397
Cost of sales                                       21,829,126        36,177,373        67,384,060      89,393,910
                                                 -------------    --------------    --------------   -------------
Gross margin                                         8,163,918         7,741,984        26,487,377      25,404,487
Other operating expenses                             4,783,306         4,841,363        18,314,207      18,401,523
Interest expense                                       659,633           663,655         2,474,604       2,144,230
                                                 -------------    --------------    --------------   -------------
Income from continuing operations
   before income taxes                               2,720,979         2,236,966         5,698,566       4,858,734
Income tax expense from continuing operations        1,035,464           854,620         2,120,803       1,822,428
                                                 -------------    --------------    --------------   -------------
Net income from continuing operations                1,685,515         1,382,346         3,577,763       3,036,306
Net income from discontinued operations,
  net of income taxes                                        -            69,836           167,101         297,387
                                                 -------------    --------------    --------------   -------------
Net income                                           1,685,515         1,452,182         3,744,864       3,333,693
Other comprehensive income (loss), net of tax         (10,738)            22,386           344,519       (344,995)
                                                 -------------    --------------    --------------   -------------
Comprehensive income                            $    1,674,777   $     1,474,568   $     4,089,383  $    2,988,698
                                                 =============    ==============    ==============   =============

Basic earnings per share of common stock:
  Income from continuing operations             $         0.78   $          0.66   $          1.68  $         1.46
  Discontinued operations                                    -              0.03              0.08            0.14
                                                 -------------    --------------    --------------   -------------
  Net income                                    $         0.78   $          0.69   $          1.76  $         1.60
                                                 =============    ==============    ==============   =============

Diluted earnings per share of common stock:
  Income from continuing operations             $         0.78   $          0.66   $          1.67  $         1.45
  Discontinued operations                                    -              0.03              0.08            0.14
                                                 -------------    --------------    --------------   -------------
  Net income                                    $         0.78   $          0.69   $          1.75  $         1.59
                                                 =============    ==============    ==============   =============

Cash dividends per common share                 $        0.305   $         0.300   $         1.205  $        1.185
                                                 =============    ==============    ==============   =============

Weighted average number of common shares outstanding:
   Basic                                             2,148,054         2,104,089         2,131,349       2,089,224
   Diluted                                           2,157,245         2,114,880         2,141,403       2,102,119

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                              Condensed Consolidated Balance Sheets
                                           (Unaudited)

                                                                            December 31,
Assets                                                                 2006              2005
                                                                  --------------    --------------
Current assets                                                   $    42,835,214   $    59,907,867
Total property, plant and equipment, net                              79,732,808        74,855,914
Other assets                                                             468,831           555,729
                                                                  --------------    --------------

  Total Assets                                                   $   123,036,853   $   135,319,510
                                                                  ==============    ==============

Liabilities and Stockholders' Equity
Current liabilities                                              $    36,657,351   $    53,071,271
Long-term debt                                                        30,000,000        30,000,000
Deferred credits and other liabilities                                14,561,464        13,047,541
                                                                  --------------    --------------
   Total Liabilities                                                  81,218,815        96,118,812
Stockholders' Equity                                                  41,818,038        39,200,698
                                                                  --------------    --------------

  Total Liabilities and Stockholders' Equity                     $   123,036,853   $   135,319,510
                                                                  ==============    ==============
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